                                                                    Exhibit 99.1



                              [NATIONAL CITY LOGO]



                                    UNAUDITED
                   Mid-Quarter Update to Financial Supplement
                                 August 31, 2003




                               TABLE OF CONTENTS

REVIEW OF FINANCIAL TRENDS                                                    3
CONSOLIDATED SELECTED AVERAGE BALANCES                                        6
CAPITALIZATION                                                                6
FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS                            7
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES           7
ASSET MANAGEMENT PERFORMANCE MEASURES                                         8
MORTGAGE BANKING STATISTICS                                                   8
FIRST FRANKLIN ORIGINATION AND PORTFOLIO STATISTICS                           9

   MID-QUARTER UPDATE TO FINANCIAL SUPPLEMENT SUMMARY OF PRESENTATION CHANGES

--------------------------------------------------------------------------------



NEW SECTIONS/ITEMS ADDED TO THIS MID-QUARTER UPDATE TO THE FINANCIAL SUPPLEMENT ARE AS FOLLOWS:

FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS - PAGE 7

Disclosure includes FTEs by line of business.

ASSET MANAGEMENT PERFORMANCE MEASURES - PAGE 8

Disclosure includes a monthly rollforward of trust assets under administration and proprietary mutual fund asset balances.

MORTGAGE BANKING STATISTICS - PAGE 8

The percentage of National City Mortgage Co. mortgage loan applications and originations represented by refinancings is now disclosed in this section.

FIRST FRANKLIN ORIGINATION AND PORTFOLIO STATISTICS - PAGE 9

Disclosure includes monthly production metrics and certain weighted-average statistics for the First Franklin loan portfolio.

NATIONAL CITY CORPORATION
REVIEW OF FINANCIAL TRENDS

This section contains forward-looking statements. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance, nor should they be relied upon as representing management's views as of any subsequent date. The forward-looking statements are based on management's expectations and are subject to a number of risks and uncertainties. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation, the Corporation's ability to effectively execute its business plans; changes in general economic and financial market conditions; changes in interest rates; changes in the competitive environment; continuing consolidation in the financial services industry; new litigation or changes in existing litigation; losses, customer bankruptcy, claims and assessments; changes in banking regulations or other regulatory or legislative requirements affecting the Corporation's business; and changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies. Additional information concerning factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements is available in the Corporation's annual report on Form 10-K for the year ended December 31, 2002, and subsequent filings with the United States Securities and Exchange Commission. Copies of these filings are available at no cost on the SEC's Web site at www.sec.gov or on the Corporation's Web site at www.NationalCity.com. Management may elect to update forward-looking statements at some future point; however, it specifically disclaims any obligation to do so.

GENERAL

The overall economic environment has shown some signs of improvement, and the Corporation continues to gain market share in commercial lending, but business activity has not rebounded sufficiently to produce absolute commercial loan growth. Consumer lending, however, remains strong, and deposit growth trends continue to improve. Credit quality is stable in the consumer area and improving on the corporate side. The recent increase in long term interest rates has resulted in a significant reduction in mortgage refinancing applications, although purchase activity continues to be strong. Should the recent increase in rates be sustained, or should rates move higher, the result would likely be a considerable decline in mortgage banking earnings from recent levels, as further discussed below. Other business units continue to perform as expected. Considering these developments, management's current outlook for 2003 earnings per share is around $3.00, representing an increase of approximately 16% from 2002, with the potential for some variability around that result. The revised outlook primarily pertains to third quarter results, followed by some improvement in the fourth quarter.

MORTGAGE BANKING

As a result of the recent rise in mortgage interest rates, mortgage application volumes, particularly for refinancing of existing mortgages, have slowed dramatically from the levels of the second quarter, and profit margins on loan sales to the secondary market have been reduced. At the same time, as a consequence of the extraordinarily high application volumes in the second quarter, prepayments of existing loans continue at record levels, resulting in higher write-offs (amortization) of existing mortgage servicing assets.

The sharp increase in rates can also affect net hedging results and the accounting for those results. As interest rates rise, mortgage servicing assets typically increase in value, while the derivative instruments used to hedge those assets typically decline in value. All of these changes in value (increase in mortgage servicing assets and decrease in derivative instruments) are recorded in the financial statements only if the hedge transaction qualifies for special hedge accounting treatment as defined by Statement of Financial Accounting Standards No. 133 (SFAS 133). In the event that one or more of the hedge positions does not qualify for special hedge accounting treatment under SFAS 133, one potential outcome is that some or all of the increased value of the mortgage servicing asset over its basis would not be permitted to be recorded immediately in the financial statements, while the entire decline in value of the derivative instrument would always be recorded. In that event, the result would be lower reported mortgage banking revenue in that period than would have been the case had the hedge transactions qualified for SFAS 133 hedge accounting treatment. The higher economic value of the mortgage servicing asset would be reflected in future periods in mortgage banking revenue in the form of lower amortization.

While the ultimate valuation of mortgage servicing assets and the outcome and accounting effectiveness of hedging strategies for the third quarter are not yet known, management believes, based on current financial market conditions and the items discussed above, that mortgage banking revenue, including net hedging results, will be significantly lower in the third quarter as compared to the first and second quarters as this business transitions to operating in a higher interest rate environment.

EARNING ASSETS, NET INTEREST MARGIN, AND NET INTEREST INCOME

Driven by strong mortgage production, the balance of loans held for sale in the mortgage warehouse peaked in August and is expected to decline over the remainder of the year. The earnings on mortgage loans held for sale, aided by the steep yield curve, should support net interest income for the third quarter at levels comparable to the two previous quarters. Portfolio loans continue to show strong growth in the areas of residential real estate and home equity loans, while the other consumer portfolios have grown more slowly and the commercial portfolio has declined slightly. Deposit volumes are strong, but low interest rates have compressed deposit spreads. Overall, a decline in net interest margin is expected in the third quarter, offset by higher average earning assets.

NONINTEREST INCOME AND EXPENSE

As noted in the preceding Mortgage Banking discussion, mortgage banking revenue, including net hedging results, is expected to be significantly lower in the third quarter relative to the first and second quarters as a direct consequence of the sharp rise in mortgage interest rates since June 30. At the same time, the high levels of mortgage production and sales during the quarter will boost mortgage-related compensation expenses, before such expenses decline in the fourth quarter.

No unusual trends are evident in other noninterest income and expense categories.

CREDIT QUALITY

Levels of nonperforming and other problem assets, as well as the incidence of new problem loans, have been generally declining, and no major adverse changes are anticipated. Net loan charge-offs are expected to decline in the third and fourth quarters.

CAPITAL

Capital ratios are expected to remain fairly stable for the third quarter. The ratios should improve markedly toward the end of the year as the mortgage warehouse (loans held for sale) declines and equity grows. To date, the Corporation has not repurchased any of its shares this quarter.

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                   MID-QUARTER UPDATE TO FINANCIAL SUPPLEMENT
                     CONSOLIDATED SELECTED AVERAGE BALANCES
                                 ($ IN MILLIONS)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                      AUGUST            JULY            JUNE            MAY
                                                                        2003            2003            2003           2003
                                                                 ---------------  ---------------  --------------  --------------
ASSETS
-----------------------------------------------------
  AVAILABLE FOR SALE SECURITIES, AT COST                                 $6,703           $6,796          $6,920          $7,421

  PORTFOLIO LOANS:
    Commercial                                                          $23,537          $23,714         $23,752         $24,269
    Real estate - commercial                                              9,435            9,448           9,465           9,453
    Real estate - residential                                            24,041           23,418          22,833          22,525
    Home equity lines of credit                                           9,634            9,287           8,996           8,771
    Credit card and other unsecured lines of credit                       2,181            2,147           2,115           2,083
    Other consumer                                                        8,264            7,964           8,001           7,828
                                                                 ---------------  ---------------  --------------  --------------
      TOTAL PORTFOLIO LOANS                                             $77,092          $75,978         $75,162         $74,929
                                                                 ===============  ==============   ==============  ==============

  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                              $13              $13             $13             $13
    Mortgage                                                             27,785           26,912          25,170          24,337
                                                                 ---------------  ---------------  --------------  --------------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION                       $27,798          $26,925         $25,183         $24,350
                                                                 ===============  ==============   ==============  ==============

LIABILITIES
-----------------------------------------------------
  DEPOSITS:
    Noninterest bearing                                                 $20,012          $19,863         $17,868         $17,537
    NOW and money market accounts                                        26,179           25,729          25,404          25,003
    Savings accounts                                                      2,427            2,444           2,452           2,448
    Consumer time                                                        13,290           13,474          13,799          13,998
                                                                 ---------------  ---------------  --------------  --------------
      CORE DEPOSITS                                                      61,908           61,510          59,523          58,986
    Other                                                                 3,739            2,964           3,038           3,402
    Foreign                                                               7,015            5,762           5,683           8,612
                                                                 ---------------  ---------------  --------------  --------------
      TOTAL DEPOSITS                                                     72,662           70,236          68,244          71,000
                                                                 ---------------  ---------------  --------------  --------------
  Federal funds borrowed and security repurchase agreements              10,577           11,174          11,674          11,420
  Borrowed funds                                                            855            1,246           1,617           1,304
  Long-term debt and capital securities                                  27,879           27,545          25,753          22,995

MEMO:
Noninterest bearing mortgage banking principal and
  interest (P&I) balances                                                $6,457           $6,069          $4,735          $4,741
Noninterest bearing mortgage banking taxes and
  insurance (T&I) balances                                                1,059            1,060           1,007             954
Noninterest bearing deposits excluding P&I and T&I balances              12,496           12,734          12,126          11,842
Core deposits excluding P&I and T&I balances                             54,392           54,381          53,781          53,291




--------------------------------------------------------------------------------------------------------------------------------
                                                                    APRIL            MARCH            FEBRUARY        JANUARY
                                                                     2003             2003              2003            2003
                                                                --------------  ---------------   --------------  --------------
ASSETS
-----------------------------------------------------
  AVAILABLE FOR SALE SECURITIES, AT COST                               $7,850           $8,080           $8,345          $8,464

  PORTFOLIO LOANS:
    Commercial                                                        $24,936          $24,799          $24,589         $24,400
    Real estate - commercial                                            9,508            9,496            9,397           9,336
    Real estate - residential                                          22,048           21,787           20,931          20,348
    Home equity lines of credit                                         8,514            8,306            8,156           7,995
    Credit card and other unsecured lines of credit                     2,055            2,039            2,025           2,033
    Other consumer                                                      8,047            7,812            8,034           8,031
                                                                --------------  ---------------   --------------  --------------
      TOTAL PORTFOLIO LOANS                                           $75,108          $74,239          $73,132         $72,143
                                                                ==============  ===============   ==============  ==============

  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                            $13              $13              $15             $15
    Mortgage                                                           22,799           21,393           22,251          23,861
                                                                --------------  ---------------   --------------  --------------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION                     $22,812          $21,406          $22,266         $23,876
                                                                ==============  ===============   ==============  ==============

LIABILITIES
-----------------------------------------------------
  DEPOSITS:
    Noninterest bearing                                               $17,385          $16,061          $15,728         $15,283
    NOW and money market accounts                                      24,730           24,060           23,375          23,021
    Savings accounts                                                    2,442            2,441            2,449           2,482
    Consumer time                                                      14,116           14,264           14,466          14,627
                                                                --------------  ---------------   --------------  --------------
      CORE DEPOSITS                                                    58,673           56,826           56,018          55,413
    Other                                                               3,176            3,307            3,569           3,250
    Foreign                                                             6,498            6,250            6,001           7,498
                                                                --------------  ---------------   --------------  --------------
      TOTAL DEPOSITS                                                   68,347           66,383           65,588          66,161
                                                                --------------  ---------------   --------------  --------------
  Federal funds borrowed and security repurchase agreements            12,783           12,169           12,841          11,960
  Borrowed funds                                                        1,670            1,731            2,249           3,893
  Long-term debt and capital securities                                23,021           23,063           22,976          22,452

MEMO:
Noninterest bearing mortgage banking principal and
  interest (P&I) balances                                              $4,599           $3,681           $3,510          $3,186
Noninterest bearing mortgage banking taxes and
  insurance (T&I) balances                                                909              816              750             717
Noninterest bearing deposits excluding P&I and T&I balances            11,877           11,564           11,468          11,380
Core deposits excluding P&I and T&I balances                           53,165           52,329           51,758          51,510




                          CAPITALIZATION (PERIOD END)
                      (IN MILLIONS, EXCEPT PER SHARE DATA)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                    AUGUST            JULY            JUNE              MAY
                                                                     2003             2003            2003             2003
                                                                 ---------------  ---------------  --------------  --------------
COMMON STOCK REPURCHASE ACTIVITY
-----------------------------------------------------
Number of common shares repurchased                                           -                -               -               -
Average price per share of repurchased common shares                          -                -               -               -
Total cost                                                                    -                -               -               -
Common shares remaining under authorization(1)                             37.9             37.9            37.9            37.9




--------------------------------------------------------------------------------------------------------------------------------
                                                                    APRIL          MARCH            FEBRUARY        JANUARY
                                                                    2003            2003              2003            2003
                                                                --------------  ---------------   --------------  --------------
COMMON STOCK REPURCHASE ACTIVITY
-----------------------------------------------------
Number of common shares repurchased                                         -              1.1               .2              .1
Average price per share of repurchased common shares                        -           $27.30           $26.93          $27.02
Total cost                                                                  -            $31.1             $5.2            $1.3
Common shares remaining under authorization(1)                           37.9             37.9             39.0            14.3


(1) In February 2003, National City Corporation's Board of Directors authorized the repurchase of an additional 25 million shares of issued and outstanding common stock

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                   MID-QUARTER UPDATE TO FINANCIAL SUPPLEMENT
             FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)


-----------------------------------------------------------------------------------------------------------------------------------
                                                               AUGUST              JULY               JUNE               MAY
                                                                2003               2003               2003               2003
                                                           ---------------    ---------------    ---------------    ---------------
LINE OF BUSINESS STAFF:
  Consumer and Small Business Financial Services                   11,853             11,696             11,450             11,222
  Wholesale Banking                                                 1,587              1,589              1,583              1,585
  National Consumer Finance                                        10,712             10,486             10,155              9,808
  Asset Management                                                  1,496              1,506              1,520              1,543
  National Processing                                               1,751              1,682              1,689              1,758

CORPORATE SUPPORT STAFF(2)                                          6,094              6,089              6,017              6,057
                                                           ---------------    ---------------    ---------------    ---------------
  TOTAL EMPLOYEES                                                  33,493             33,048             32,414             31,973
                                                           ===============    ===============    ===============    ===============



----------------------------------------------------------------------------------------------------------------------------------
                                                              APRIL               MARCH            FEBRUARY           JANUARY
                                                               2003               2003               2003               2003
                                                          ---------------    ----------------   ---------------    ---------------
LINE OF BUSINESS STAFF:
  Consumer and Small Business Financial Services                  11,521              11,472            11,499             11,541
  Wholesale Banking                                                1,706               1,739             1,758              1,771
  National Consumer Finance                                        9,721               9,486             9,357              9,144
  Asset Management                                                 1,610               1,640             1,651              1,658
  National Processing                                              1,767               1,761             1,771              1,781

CORPORATE SUPPORT STAFF(2)                                         6,443               6,535             6,587              6,704
                                                          ---------------    ----------------   ---------------    ---------------
  TOTAL EMPLOYEES                                                 32,768              32,633            32,623             32,599
                                                          ===============    ================   ===============    ===============



(1)  Represents period-end, active, full-time equivalent employees
(2) Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process



      CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES


-----------------------------------------------------------------------------------------------------------------------------------
                                                               AUGUST              JULY               JUNE               MAY
                                                                2003               2003               2003               2003
                                                           ---------------    ---------------    ---------------    ---------------
DEPOSIT ACCOUNT METRICS (Period-end)
-----------------------------------------------------
PERSONAL DEPOSITS:
Number of accounts (in thousands):
     Noninterest bearing checking                                   1,632              1,617              1,603              1,589
     Interest bearing checking                                        705                700                696                692
     Money market savings                                             454                452                449                445
     Regular savings                                                  846                850                855                859
                                                           ---------------    ---------------    ---------------    ---------------
          TOTAL PERSONAL DEPOSIT ACCOUNTS                           3,637              3,619              3,603              3,585
                                                           ===============    ===============    ===============    ===============

Average account size:
     Noninterest bearing checking                                  $1,866             $1,844             $1,877             $1,885
     Interest bearing checking                                     10,984             10,803             10,761             10,652
     Money market savings                                          30,233             30,092             29,981             29,849
     Regular savings                                                2,535              2,540              2,548              2,540
                                                           ---------------    ---------------    ---------------    ---------------
          TOTAL AVERAGE ACCOUNT SIZE                               $7,331             $7,268             $7,250             $7,206
                                                           ===============    ===============    ===============    ===============

BUSINESS DEPOSITS:
Number of accounts (in thousands)                                     304                301                297                294
Average account size                                              $20,704            $20,498            $20,273            $19,940

TIME DEPOSITS:
Number of accounts (in thousands)                                     825                837                851                862
Average account size                                              $15,591            $15,577            $15,694            $15,721

CONSUMER LOAN PRODUCTION METRICS (# OF LOANS)(1)
-----------------------------------------------------
Installment loan originations:
  Home equity(2)                                                    4,644              4,921              5,781              4,006
  Other(3)                                                          1,442              2,076              1,811              1,926
Home equity and other lines of credit                               8,616              8,581              7,822              9,857
                                                           ---------------    ---------------    ---------------    ---------------
     TOTAL CONSUMER LOAN ORIGINATIONS                              14,702             15,578             15,414             15,789
                                                           ===============    ===============    ===============    ===============

BANK BRANCHES AND OTHER
-----------------------------------------------------
Total bank branches                                                 1,124              1,123              1,123              1,131
ATMs                                                                1,582              1,580              1,583              1,597
Online banking customers                                          717,039            687,510            664,283            640,523




----------------------------------------------------------------------------------------------------------------------------------
                                                              APRIL               MARCH            FEBRUARY           JANUARY
                                                               2003               2003               2003               2003
                                                          ---------------    ----------------   ---------------    ---------------
DEPOSIT ACCOUNT METRICS (Period-end)
-----------------------------------------------------
PERSONAL DEPOSITS:
Number of accounts (in thousands):
     Noninterest bearing checking                                  1,581               1,574             1,568              1,563
     Interest bearing checking                                       688                 682               675                669
     Money market savings                                            442                 438               432                427
     Regular savings                                                 863                 871               876                880
                                                          ---------------    ----------------   ---------------    ---------------
          TOTAL PERSONAL DEPOSIT ACCOUNTS                          3,574               3,565             3,551              3,539
                                                          ===============    ================   ===============    ===============

Average account size:
     Noninterest bearing checking                                 $1,925              $1,910            $1,860             $1,820
     Interest bearing checking                                    10,619              10,226             9,879              9,906
     Money market savings                                         29,676              29,530            29,344             29,369
     Regular savings                                               2,527               2,495             2,446              2,437
                                                          ---------------    ----------------   ---------------    ---------------
          TOTAL AVERAGE ACCOUNT SIZE                              $7,173              $7,034            $6,873             $6,824
                                                          ===============    ================   ===============    ===============

BUSINESS DEPOSITS:
Number of accounts (in thousands)                                    290                 286               281                277
Average account size                                             $19,855             $19,875           $20,091            $20,321

TIME DEPOSITS:
Number of accounts (in thousands)                                    872                 882               892                902
Average account size                                             $15,667             $15,652           $15,703            $15,708

CONSUMER LOAN PRODUCTION METRICS (# OF LOANS)(1)
-----------------------------------------------------
Installment loan originations:
  Home equity(2)                                                   2,710               3,266             2,300              1,954
  Other(3)                                                         1,799               1,653             1,551              1,493
Home equity and other lines of credit                              9,295               7,036             6,263              6,107
                                                          ---------------    ----------------   ---------------    ---------------
     TOTAL CONSUMER LOAN ORIGINATIONS                             13,804              11,955            10,114              9,554
                                                          ===============    ================   ===============    ===============

BANK BRANCHES AND OTHER
-----------------------------------------------------
Total bank branches                                                1,136               1,139             1,139              1,142
ATMs                                                               1,597               1,607             1,607              1,608
Online banking customers                                         621,538             599,411           578,653            556,236



(1) Excludes home equity loans generated by the National Consumer Finance line of business
(2) Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet
(3) Includes automobile, truck, boat, recreational vehicle, and other secured installment loans

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                   MID-QUARTER UPDATE TO FINANCIAL SUPPLEMENT
                     ASSET MANAGEMENT PERFORMANCE MEASURES
                                ($ in millions)


                                                             AUGUST              JULY               JUNE               MAY
                                                              2003               2003               2003               2003
                                                          --------------    ---------------    ---------------    ---------------
ASSETS UNDER ADMINISTRATION
-----------------------------------------------------
  Managed assets:
     Value at beginning of period                               $58,017            $58,690            $57,331            $55,808
     Estimated change due to market impact                          295                 43                323              1,392
     Other activity, net                                            499               (716)             1,036                131
                                                          --------------    ---------------    ---------------    ---------------
     Value at end of period                                     $58,811            $58,017            $58,690            $57,331
                                                          --------------    ---------------    ---------------    ---------------

  Non-managed assets:
     Value at beginning of period                                49,487             50,440             50,214             49,044
     Estimated change due to market impact                          638               (313)               619              1,596
     Other activity, net                                            344               (640)              (393)              (426)
                                                          --------------    ---------------    ---------------    ---------------
     Value at end of period                                      50,469             49,487             50,440             50,214
                                                          --------------    ---------------    ---------------    ---------------
     TOTAL ASSETS AT END OF PERIOD                             $109,280           $107,504           $109,130           $107,545
                                                          ==============    ===============    ===============    ===============
  PROPRIETARY MUTUAL FUND ASSETS (included above)               $15,359            $15,282            $15,832            $15,634




                                                             APRIL              MARCH            FEBRUARY           JANUARY
                                                              2003              2003               2003               2003
                                                         ---------------    ---------------   ---------------    ---------------
ASSETS UNDER ADMINISTRATION
-----------------------------------------------------
  Managed assets:
     Value at beginning of period                               $55,179            $54,468           $55,855            $57,571
     Estimated change due to market impact                        1,661                594                (9)              (774)
     Other activity, net                                         (1,032)               117            (1,378)              (942)
                                                         ---------------    ---------------   ---------------    ---------------
     Value at end of period                                     $55,808            $55,179           $54,468            $55,855
                                                         ---------------    ---------------   ---------------    ---------------

  Non-managed assets:
     Value at beginning of period                                47,682             47,673            69,352             75,998
     Estimated change due to market impact                        1,577                260              (996)            (1,096)
     Other activity, net                                           (215)              (251)          (20,683)            (5,550)
                                                         ---------------    ---------------   ---------------    ---------------
     Value at end of period                                      49,044             47,682            47,673             69,352
                                                         ---------------    ---------------   ---------------    ---------------
     TOTAL ASSETS AT END OF PERIOD                             $104,852           $102,861          $102,141           $125,207
                                                         ===============    ===============   ===============    ===============
  PROPRIETARY MUTUAL FUND ASSETS (included above)               $15,117            $15,187           $15,477            $15,871



                          MORTGAGE BANKING STATISTICS
                                ($ IN MILLIONS)

-----------------------------------------------------------------------------------------------------------------------------------
                                                             AUGUST              JULY               JUNE               MAY
                                                              2003               2003               2003               2003
                                                          --------------    ---------------    ---------------    ---------------
APPLICATION DATA
-----------------------------------------------------
National City Mortgage Co. (NCMC)                                $8,581            $13,818            $21,344            $21,374
First Franklin(1)                                                 4,202              3,095              2,732              2,858
                                                          --------------    ---------------    ---------------    ---------------
   TOTAL APPLICATIONS                                           $12,783            $16,913            $24,076            $24,232
                                                          ==============    ===============    ===============    ===============

Percentage of NCMC applications represented by refinances            51 %               64 %               79 %               76 %

PRODUCTION DATA
-----------------------------------------------------
NCMC:
     Retail                                                      $5,240             $6,414             $5,498             $4,371
     Wholesale                                                    5,330              7,187              6,562              5,446
                                                          --------------    ---------------    ---------------    ---------------
     Total NCMC originations                                     10,570             13,601             12,060              9,817
First Franklin originations                                       1,117                707                868                746
                                                          --------------    ---------------    ---------------    ---------------
   TOTAL LOANS ORIGINATED FOR SALE                              $11,687            $14,308            $12,928            $10,563
                                                          ==============    ===============    ===============    ===============

Percentage of NCMC originations represented by refinances            72 %               78 %               75 %               71 %

MEMO:
Total First Franklin loan orginations                            $2,131             $1,773             $1,588             $1,449

LOAN SALES
-----------------------------------------------------
NCMC                                                            $10,023            $12,227             $9,445             $8,472
First Franklin                                                      711                848              1,499                117
                                                          --------------    ---------------    ---------------    ---------------
   TOTAL MORTGAGE LOAN SALES                                    $10,734            $13,075            $10,944             $8,589
                                                          ==============    ===============    ===============    ===============

SERVICING DATA
-----------------------------------------------------
Total mortgage loans serviced for third parties                $123,630           $121,395           $119,894           $117,493




----------------------------------------------------------------------------------------------------------------------------------
                                                              APRIL              MARCH            FEBRUARY           JANUARY
                                                               2003              2003               2003               2003
                                                          ---------------    ---------------   ---------------    ---------------
APPLICATION DATA
-----------------------------------------------------
National City Mortgage Co. (NCMC)                                $15,131            $18,361           $13,511            $13,201
First Franklin(1)                                                  2,672              2,244             2,450              2,069
                                                          ---------------    ---------------   ---------------    ---------------
   TOTAL APPLICATIONS                                            $17,803            $20,605           $15,961            $15,270
                                                          ===============    ===============   ===============    ===============

Percentage of NCMC applications represented by refinances             69 %               76 %              76 %               75 %

PRODUCTION DATA
-----------------------------------------------------
NCMC:
     Retail                                                       $4,626             $3,975            $3,279             $3,352
     Wholesale                                                     6,350              5,372             4,263              4,059
                                                          ---------------    ---------------   ---------------    ---------------
     Total NCMC originations                                      10,976              9,347             7,542              7,411
First Franklin originations                                          782                680               350                702
                                                          ---------------    ---------------   ---------------    ---------------
   TOTAL LOANS ORIGINATED FOR SALE                               $11,758            $10,027            $7,892             $8,113
                                                          ===============    ===============   ===============    ===============

Percentage of NCMC originations represented by refinances             78 %               76 %              77 %               75 %

MEMO:
Total First Franklin loan orginations                             $1,359             $1,280            $1,105             $1,103

LOAN SALES
-----------------------------------------------------
NCMC                                                              $9,360             $8,968            $7,751             $8,892
First Franklin                                                       548                572               617                662
                                                          ---------------    ---------------   ---------------    ---------------
   TOTAL MORTGAGE LOAN SALES                                      $9,908             $9,540            $8,368             $9,554
                                                          ===============    ===============   ===============    ===============

SERVICING DATA
-----------------------------------------------------
Total mortgage loans serviced for third parties                 $114,204           $112,358          $108,638           $105,465




(1) Represents First Franklin applications for both loans originated for sale and to be held in portfolio

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                   MID-QUARTER UPDATE TO FINANCIAL SUPPLEMENT
             FIRST FRANKLIN ORIGINATION AND PORTFOLIO STATISTICS(1)
                                ($ in millions)


------------------------------------------------------------------------------------------------------------------------------------
                                                                AUGUST             JULY              JUNE               MAY
                                                                 2003              2003              2003               2003
                                                          ---------------    ---------------    ---------------    ---------------
PRODUCTION DATA
-----------------------------------------------------
ORIGINATIONS:
  Total First Franklin originations                               $2,131             $1,773             $1,588             $1,449
  Weighted-average note rate                                        6.83 %             6.80 %             7.04 %             7.19 %
  Weighted-average credit score(2)                                   662                658                657                657

SALES:
  Total sales of First Franklin loans to third parties              $711               $848             $1,499               $117
  Net gains on sales of First Franklin loans to third parties         24                 35                 62                  8

PORTFOLIO STATISTICS(3)
-----------------------------------------------------
Period-end portfolio balance                                     $12,527            $11,871            $11,496            $11,066
Weighted-average note rate                                          7.61 %             7.65 %             7.70 %             7.75 %
Weighted-average loan size                                      $123,036           $123,905           $126,390           $129,188
Weighted-average credit score(2)(4)                                  647                646                645                645
Weighted-average loan to value ratio(5)                            77.80 %            78.58 %            78.56 %            78.57 %




----------------------------------------------------------------------------------------------------------------------------------
                                                              APRIL               MARCH            FEBRUARY            JANUARY
                                                               2003               2003               2003                2003
                                                          ---------------    ----------------   ---------------    ---------------
PRODUCTION DATA
-----------------------------------------------------
ORIGINATIONS:
  Total First Franklin originations                               $1,359              $1,280            $1,105             $1,103
  Weighted-average note rate                                        7.21 %              7.31 %            7.34 %             7.35 %
  Weighted-average credit score(2)                                   656                 656               657                657

SALES:
  Total sales of First Franklin loans to third parties              $548                $572              $617               $662
  Net gains on sales of First Franklin loans to third parties         18                  24                26                 19

PORTFOLIO STATISTICS(3)
-----------------------------------------------------
Period-end portfolio balance                                     $10,891             $10,434           $10,005             $9,863
Weighted-average note rate                                          7.77 %              7.81 %            7.85 %             7.92 %
Weighted-average loan size                                      $132,673            $136,113          $139,914           $139,696
Weighted-average credit score(2)(4)                                  644                 645               645                644
Weighted-average loan to value ratio(5)                            78.62 %             79.83 %           78.71 %            78.81 %



(1) First Franklin loans represent nonconforming residential real estate loans originated by First Franklin Financial Corp., a wholly-owned subsidiary of National City Corporation and a division of the National Consumer Finance line of business.
(2) Represents the Fair Isaac Corporation FICO(R) score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO(R) scores from third-party credit bureaus.
(3) Represents statistics on First Franklin loans retained in the residential real estate portfolio.
(4) Based upon current FICO(R)score for borrowers. FICO(R)scores are updated quarterly.
(5) Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.





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